                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                        )       Chapter 11
                                              )
W.R. GRACE & CO., et al.,                     )       Case No. 01-1139 (JKF)
                                              )       (Jointly Administered)
                           Debtors.           )       Re:  Docket No. 6681 and
                                                      10/25/04 Agenda Item 15

              INTERIM ORDER PURSUANT TO SECTIONS 105(A), 362(A)(3)
               AND 541 OF THE BANKRUPTCY CODE (A) LIMITING CERTAIN
                  TRANSFERS OF EQUITY SECURITIES OF THE DEBTORS
                   AND (B) APPROVING RELATED NOTICE PROCEDURES
                   -------------------------------------------

                  Upon the emergency motion (the "Motion")(1) of the debtors and debtors in possession (the "Debtors") seeking entry of an order pursuant to sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code (A) limiting certain transfers of equity securities of the Debtors and (B) approving related notice procedures; and it appearing that this Court has jurisdiction over this matter pursuant to 28 U.S.C. ss.ss. 157 and 1334; and it appearing that this proceeding is a core proceeding within the meaning of 28 U.S.C. ss. 157(b)(2); and it appearing that venue is proper in this District pursuant to 28 U.S.C. ss.ss.
1408 and 1409; and it appearing that good and sufficient notice of the Motion having been given and that no other or further notice of the Motion need be provided; and after due deliberation and sufficient cause appearing therefor,

(1) Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Debtors' Motion For Entry Of An Order
Pursuant To Sections 105(A), 362(A)(3) And 541 Of The Bankruptcy Code (A)
Limiting Certain Transfers Of Equity Interests Of The Debtors And (B) Approving
Related Notice Procedures.

                  IT IS HEREBY ORDERED THAT:

                  1.    The Motion is granted to the extent set forth in this
Interim Order (the "Order").

                  2.    Any purchase, sale or other transfer of equity
securities of W.R. Grace & Co. ("Grace") in violation of the restrictions or the procedures set forth herein (including the notice requirements set forth in P.
P. 3(c) or 3(d)) shall be null and void ab initio as an act in violation of this
Order and shall confer no rights on the transferee.

                  3.    The following procedures and restrictions shall apply to
trading in the equity securities of the Debtors:

                        a.    Notice of Substantial Equityholder Status. Any
person or entity who currently or in the future Beneficially Owns (as defined in paragraph (b) below) at least 4.75% of the outstanding equity securities of
Grace (a "Substantial Equityholder") shall file with the Court and serve upon the Debtors' counsel a notice of such status in the form attached hereto as
Exhibit 1A on or before the date that is the later of: (A) November 15, 2004 or
(B) ten (10) days after such person or entity becomes a Substantial
Equityholder.

                        b.    Beneficial Ownership. "Beneficial Ownership" of
"equity securities" shall be defined consistent with the applicable definitions found in Section 382 of the Internal Revenue Code (the "IRC") and the Treasury
Regulations thereunder (including attribution rules). In particular, Beneficial
Ownership of equity securities shall include (but not be limited to):

                              (1)  direct and indirect ownership by a holder
                                   (e.g., an individual shareholder of a holding
                                   company would be considered to "beneficially
                                   own" a proportionate share of all interests,
                                   as the case may be, owned or acquired by the
                                   holding company, its subsidiaries and/or
                                   affiliates);

                              (2)  ownership of a participation interest in a
                                   pass-through or grantor trust, with any such
                                   participant being considered to beneficially
                                   own a ratable share of all interests owned or
                                   acquired by such pass-through entity or such
                                   trust or its trustee;

                              (3)  ownership by a holder's family members;

                              (4)  ownership by persons or entities acting in
                                   concert with a holder to make a coordinated
                                   acquisition;

                              (5)  ownership of an interest that such holder has
                                   a right to acquire through the ownership of
                                   an option, a contingent purchase right, a
                                   warrant, convertible debt or equity, a put, a
                                   call, an equity security subject to risk of
                                   forfeiture, a contract to acquire an
                                   interest, or a similar interest (including
                                   those interests described in Treasury
                                   Regulation ss. 1.382-4(d)(9)), regardless of
                                   whether such interest or right to acquire is
                                   contingent or otherwise not currently
                                   exercisable (each such right or interest to
                                   acquire, an "Option"); and

                              (6)  ownership by a trust qualified under Section
                                   401(a) of the IRC.

                        c.    Acquisition of Equity Securities. Prior to
effecting any acquisition of Grace's equity securities (including the acquisition of Options to acquire Grace's equity securities) that would result in an increase in the amount of Grace's equity securities Beneficially Owned by a Substantial Equityholder or would result in a person or entity becoming a
Substantial Equityholder (a "Proposed Equity Acquisition Transaction"), such person, entity or Substantial Equityholder (a "Proposed Equity Transferee")
shall file with the Court and serve on the Debtors' counsel a Notice of Intent to Purchase, Acquire or Otherwise Accumulate an Equity Security (an "Equity
Acquisition Notice"), in the form attached hereto as Exhibit 1B, specifically and in detail describing the intended transaction acquiring Grace's equity securities.

                        d.    Disposition of Equity Securities. Prior to
effecting any disposition of Grace's equity securities (including the disposition of Options to acquire Grace's equity securities) that would result in a decrease in the amount of Grace's equity securities Beneficially Owned by a
Substantial Equityholder or that would result in a person or entity ceasing to be a Substantial Equityholder (a "Proposed Equity Disposition Transaction"),
such person, entity or Substantial Equityholder (a "Proposed Equity Transferor")
shall file with the Court and serve on the Debtors' counsel a Notice of Intent to Sell, Trade or Otherwise Transfer an Equity Security (an "Equity Disposition
Notice"), in the form attached hereto as Exhibit 1C, specifically and in detail describing the intended transaction disposing of Grace's equity securities.

                        e.    Objection Procedures. No later than the date that
is fifteen (15) calendar days after the Debtors' actual receipt of an Equity
Acquisition Notice (the "Objection Deadline"), the Debtors may file with the
Court and serve on a Proposed Equity Transferee an objection (an "Objection") to any proposed transfer of Grace's equity securities described in an Equity
Acquisition Notice on the grounds that such transfer poses a material risk of adversely affecting the Debtors' ability to utilize any of their net operating losses ("NOLs") as a result of an ownership change under Section 382 or Section
383 of the Internal Revenue Code.

                              (1)  If the Debtors timely file an Objection by
                                   the Objection Deadline, the Proposed Equity
                                   Acquisition Transaction

                                   shall not be effective unless approved by an
                                   order of this Court, after notice and a
                                   hearing and such time as such order is not
                                   subject to appeal, stay, modification, or
                                   reconsideration.

                              (2)  If the Debtors do not timely file an
                                   Objection by the Objection Deadline, or if
                                   the Debtors provide written notice to the
                                   Proposed Equity Transferee that they do not
                                   object to such transaction prior to the
                                   expiration of the 15-day notice period, then
                                   the Proposed Equity Acquisition Transaction
                                   may proceed only as specifically described in
                                   an Equity Acquisition Notice.

                  4. Special Rules

                        a.    Agents, Brokers, Custodians, Nominees,
Clearinghouses and Trustees. Sales, acquisitions or other transfers of equity securities of Grace by a person or entity acting as a broker, agent, custodian, nominee, prime broker, clearinghouse or trustee on behalf of another person or entity shall not be subject to this Order with respect to that particular sale, acquisition or other transfer; provided, however, that a trustee of a trust qualified under Section 401(a) of the IRC, and the customer or principal of such agent, broker, custodian, nominee, prime broker, clearinghouse or trustee, shall not be excluded from this Order by reason of this paragraph.

                        b.    Account Managers. Sales, acquisitions or other
transfers of equity securities of Grace by a person or entity acting as a discretionary account manager or manager for one or more accounts, customers, regulated investment companies or mutual funds shall not be subject to this
Order with respect to that particular sale, acquisition or other transfer;
provided, however, that each of an account manager's individual customers, individual account holders, individual regulated investment companies or individual mutual funds shall not be excluded from this Order by reason of this paragraph (although such account manager shall not have any affirmative duty to inquire whether its customer or account holder shall be subject to this Order).

                        c.    Money Loans. A person or entity's use of equity
securities of Grace as collateral for a money loan shall not cause such person or entity to be subject to this Order with respect to such money loan; provided, however, that any transfer of collateral pursuant to the collection of such money loan shall not be excluded from this Order solely by reason of this paragraph.

                        d.    Riskless Principals. Market trades in equity
securities of Grace in which a person or entity acts as a "riskless principal"
between customers by buying and selling the same aggregate amounts on the same trade date for effect on the same settlement date shall not be subject to this
Order with respect to such trades; provided, however, that such trades shall not be excluded from this Order with respect to such customers solely by reason of this paragraph.

                        e.    Day Trading. "Day trading" market purchases and
sales of equity securities of Grace by a person or entity that net to zero at the end of each day (and that settle on the same day) shall not be subject to this Order with respect to such purchases and sales.

                        f.    Derivatives. Trading by a person or entity in its
capacity as a dealer in derivative contracts in respect of derivatives on equity securities of Grace shall not be subject to this Order with respect to such trades, so long as (i) those derivative contracts provide for cash settlement only and are in fact so cash settled and (ii) such person or entity undertakes to maintain its books of derivative contracts on such equity securities
(including for this purpose cash short sales and cash long positions currently owned by such person or entity that are from time to time designated as appertaining to those derivative books) in approximately the same net long or short position as was the case on October 14, 2004; provided that nothing herein shall cause the actual acquisition or disposition of equity securities not to be subject to this Order, even if such actual acquisition or disposition is in connection with or related to a derivatives contract. Nothing in this Order shall limit the scope of Sections 362, 546, 548, 555, 556, 559 and 560 of the
Bankruptcy Code with respect to the financial and related contracts and agreements referenced therein.

                        g.    Short Sales. The borrowing of equity securities of
Grace for the purpose of effecting short sales or for on-lending, whether for the borrower's own account or for a customer account, shall not be subject to this Order so long as such borrowing does not occur prior to the day when such equity securities are used to complete and settle the short sale or on-lending;
provided that the initial lender of such shares or the purchaser of such shares shall not be excluded from this Order solely by reason of this paragraph. The closing and settlement upon unwinding of such short sale by the short-seller shall also not be subject to this Order, so long as the equity securities of
Grace used to close such short sale are acquired on the date such equity are returned to the lender.

                        h.    Waiver of Restrictions. The Debtors shall be
permitted to waive any restrictions, limitations or notice requirements imposed by this Order; provided, however, that any such waiver shall be filed with this
Court.

                  5.    Other Notice Procedures

                        a.    Service of Procedures Notice. Following entry of
this Order, the Debtors shall deliver a copy of (A) notification procedures applicable to Substantial Equityholders and (B) notification and hearing procedures for the transfer of claims and equity securities (the "Notice of
Notification Procedures") (a copy of which is attached hereto as Exhibit 2) to the entities listed below. The Notice of Notification Procedures shall inform all recipients thereof how to obtain copies of these notice procedures and the relevant notices described herein.

                              (1)  the Office of the United States Trustee;

                              (2)  any official statutory committee appointed in
                                   these Chapter 11 Cases;

                              (3)  counsel for the Debtors' debtor-in-possession
                                   lenders;

                              (4)  entities that are recipients of the notice of
                                   commencement of these Chapter 11 Cases;

                              (5)  the transfer agents for all classes of equity
                                   securities of the Debtors; and

                              (6)  all entities who file notices of appearance
                                   and request service of papers pursuant to
                                   Bankruptcy Rule 2002.

                        b.    The Debtors may, no more often than once every
three months during the pendency of these Chapter 11 cases, deliver the Notice of Notification Procedures to any and all registered holders of equity securities of Grace.

                              (1)  Any such registered holder shall, in turn,
                                   deliver a copy of the Notice of Notification
                                   Procedures to any holder for whose account
                                   such registered holder holds such equity
                                   securities, and so on down the chain of
                                   ownership.

                              (2)  Any person or entity in its individual
                                   capacity (a "Prospective Seller"), and any
                                   broker or agent acting on behalf of a
                                   Prospective Seller, who contemplates selling
                                   1% of Grace's equity securities to another
                                   person or entity (a "Prospective Purchaser")
                                   must provide a copy of the Notice of
                                   Notification Procedures to each Prospective
                                   Purchaser or any broker or agent acting on
                                   behalf of a Prospective Purchaser.

                        c.    The Debtors shall publish the Notice of
Notification Procedures in the domestic editions of the Wall Street Journal and the USA Today.

                  6.    The requirements set forth in this Order are in addition
to the requirements of Federal Rule of Bankruptcy Procedure 3001(e) and
applicable securities, corporate and other laws, and do not excuse compliance therewith.

                  7.    This Court retains jurisdiction with respect to all
matters arising from or related to the implementation of this Order.

                  8.    Notwithstanding the possible applicability of Bankruptcy
Rules 6004(g), 7062, or 9014, the terms, conditions and notification procedures of this Order shall be effective

as of the date this Order is entered; provided, however, that any transaction permissible without notice under this Order shall be deemed to be in compliance with this Order.

                  9.    Nothing in this Order is intended to have any
precedential effect in any other proceeding involving a Debtor or a Substantial
Equityholder and shall not be used as either res judicata or collateral estoppel, or otherwise have precedential effect, in any such other proceeding.

                  10.   Except for those persons or entity that are required to
provide notice pursuant to Paragraphs 3 of this Order, no person or entity shall be liable for any damages or losses resulting from or caused by a violation of this Order.

                  11.   Parties in interest that oppose the interim relief
granted in this Order becoming final must file an objection with this Court and serve such objection on Debtors' counsel on or before November 10, 2004 at 12:00
p.m. Eastern Time. In the event that no timely objections to the interim relief granted herein are filed, the relief provided herein shall be final and no further action of the Court shall be required. In the event that any objections to the interim relief granted herein are filed, they will be heard at the
Debtors' November 15, 2004 omnibus hearing in Delaware.

                  12.   This Order shall not apply after the effective date of
the Debtors' plan of reorganization.

                  13.   All time periods set forth in this Order shall be
calculated in accordance with Bankruptcy Rule 9006(a).

Dated:     October __, 2004

                                  ------------------------------------------
                                  The Honorable Judith K. Fitzgerald
                                  United States Bankruptcy Judge

                                   Exhibit 1A

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

IN RE:                                     ) CHAPTER 11
                                           )
W. R. GRACE & CO., ET AL.,                 ) CASE NO. 01-1139 (JFK)
                                           ) (JOINTLY ADMINISTERED)
                  DEBTORS.                 )

                NOTICE OF STATUS AS A SUBSTANTIAL EQUITYHOLDER(1)
                ------------------------------------------------

                  PLEASE TAKE NOTICE that [name of equityholder] is/has become a
Substantial Equityholder with respect to the equity securities (the "Equity
Securities") of W. R. Grace & Co., a debtor and debtor in possession in Case No.
01-1139, pending in the United States Bankruptcy Court for the District of
Delaware (the "Court").

                  PLEASE TAKE FURTHER NOTICE that, as of [date], [name of
equityholder] Beneficially Owns [___] shares of the Equity Securities of W. R.
Grace & Co. The following table sets forth the date(s) on which [name of equityholder] acquired or otherwise became the Beneficial Owner of such Equity
Securities:

     ----------------------- --------------------------- -------------------
     Number of Shares        Type of Equity Security     Date Acquired
     ----------------------- --------------------------- -------------------

     ----------------------- --------------------------- -------------------

     ----------------------- --------------------------- -------------------

     ----------------------- --------------------------- -------------------
     (Attach additional page if necessary)

                  PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [name of equityholder] is ____________________.

                  PLEASE TAKE FURTHER NOTICE that, under penalties of perjury,
[name of equityholder] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

                  PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order of this Court, entered on [October 25, 2004], Limiting Certain Transfers of
Equity Securities of the Debtors and Approving Related Notice Procedures, this
Notice is being (A) filed with the Court,

(1) For purposes of this Notice, all capitalized terms not defined herein shall have the same meaning as is set forth in the Interim Order of this Court, entered [October 25, 2004], Limiting Certain Transfers of Equity Securities of
the Debtors and Approving Related Notice Procedures.

and (B) served upon Kirkland & Ellis LLP, counsel to the Debtors, 200 E.
Randolph Drive, Chicago, Illinois 60601, Attn.: Janet S. Baer, Esq.

Dated:
[city, state]
                                         Respectfully submitted,

                                         [Name of Acquirer/Seller] [Address]
                                         [telephone and facsimile]

                                       2

                                   EXHIBIT 1B
                                   ----------

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

IN RE:                                      )  CHAPTER 11
                                            )
W. R. GRACE & CO., ET AL.,                  )  CASE NO. 01-1139 (JFK)
                                            )  (JOINTLY ADMINISTERED)
                  DEBTORS.                  )

                      NOTICE OF INTENT TO PURCHASE, ACQUIRE
                    OR OTHERWISE ACCUMULATE EQUITY SECURITIES

                  PLEASE TAKE NOTICE that [name of prospective acquirer] hereby provides notice of its intention to purchase, acquire or otherwise accumulate one or more shares of the equity securities (the "Equity Securities") of W. R.
Grace & Co. or an Option with respect thereto (the "Proposed Transfer").

                  PLEASE TAKE FURTHER NOTICE that, if applicable, on [prior
date(s)], [name of prospective acquirer] filed a Notice of Status as a
Substantial Equityholder1 with the United States Bankruptcy Court for the
District of Delaware (the "Court") and served copies thereof on the Debtors'
counsel.

                  PLEASE TAKE FURTHER NOTICE that [name of prospective acquirer]
currently Beneficially Owns ________shares of the Equity Securities (type of
Equity Security) of W. R. Grace & Co.

                  PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed
Transfer, [name of prospective acquirer] proposes to purchase, acquire or otherwise accumulate [_____] shares of Equity Securities or an Option with respect to [_______] shares of Equity Securities. If the Proposed Transfer is permitted to occur, [name of prospective acquirer] will Beneficially Own
[____________] shares of Equity Securities after the transfer.

                  PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [name of prospective acquirer] is _______________________________.

                  PLEASE TAKE FURTHER NOTICE that, under penalties of perjury,
[name of prospective acquirer] hereby declares it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

(1) For purposes of this Notice, all capitalized terms not defined herein shall have the same meaning as is set forth in the Interim Order of this Court, entered [October 25, 2004], Limiting Certain Transfers of Equity Securities of
the Debtors and Approving Related Notice Procedures.

                  PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order of this Court, entered on [October 25, 2004], Limiting Certain Transfers of
Equity Securities of the Debtors and Approving Related Notice Procedures, this
Notice is being (A) filed with the Court, and (B) served upon Kirkland & Ellis
LLP, counsel to the Debtors, 200 E. Randolph Drive, Chicago, Illinois 60601,
Attn.: Janet S. Baer, Esq.

                  PLEASE TAKE FURTHER NOTICE that the Debtors have fifteen (15)
calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by an order of the Court not subject to appeal, modification, stay, or reconsideration. If the Debtors do not object within such fifteen (15) day period, then after expiration of such period the Proposed
Transfer may proceed specifically as set forth in the Notice.

                  The undersigned prospective acquirer understands that any
further transactions that may result in [name of prospective acquirer]
purchasing, acquiring or otherwise accumulating additional shares of Equity
Securities (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Dated:
[city, state]
                                       Respectfully submitted,

                                       [Name of Acquirer/Seller] [Address]
                                       [telephone and facsimile]

                                        2

                                   EXHIBIT 1C

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

IN RE:                                      )  CHAPTER 11
                                            )
W. R. GRACE & CO., ET AL.,                  )  CASE NO. 01-1139 (JFK)
                                            )  (JOINTLY ADMINISTERED)
                  DEBTORS.                  )

                  NOTICE OF INTENT TO SELL, TRADE OR OTHERWISE
                           TRANSFER EQUITY SECURITIES
                           --------------------------

                  PLEASE TAKE NOTICE that [name of prospective seller] hereby provides notice of its intention to sell, trade or otherwise transfer one or more shares of the equity securities (the "Equity Securities") of W. R. Grace &
Co. or an Option with respect thereto (the "Proposed Transfer").

                  PLEASE TAKE FURTHER NOTICE that, if applicable, on [prior
date(s)], [name of prospective seller] filed a Notice of Status as a Substantial
Equityholder(1) with the United States Bankruptcy Court for the District of
Delaware (the "Court") and served copies thereof on the Debtors' counsel.

                  PLEASE TAKE FURTHER NOTICE that [name of prospective seller]
currently Beneficially Owns ____________ shares of Equity Securities of W. R.
Grace & Co.

                  PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed
Transfer, [name of prospective seller] proposes to sell, trade or otherwise transfer ____________ shares of Equity Securities or an Option with respect to
____________ shares of Equity Securities. If the Proposed Transfer is permitted to occur, [name of prospective seller] will Beneficially Own _____________
shares of Equity Securities after the transfer.

                  PLEASE TAKE FURTHER NOTICE that, under penalties of perjury,
[name of prospective seller] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

                  PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order of this Court, entered on [October 25, 2004], Limiting Certain Transfers of
Equity Securities of the Debtors and Approving Related Notice Procedures, this
Notice is being (A) filed with the Court,

------------------
(1) For purposes of this Notice, all capitalized terms not defined herein shall have the same meaning as is set forth in the Interim Order of this Court, entered [October 25, 2004], Limiting Certain Transfers of Equity Securities of
the Debtors and Approving Related Notice Procedures.

and (B) served upon Kirkland & Ellis LLP, counsel to the Debtors, 200 E.
Randolph Drive, Chicago, Illinois 60601, Attn.: Janet S. Baer, Esq.

                  [Name of prospective seller] understands that any further
transactions that may result in [name of prospective seller] selling, trading or otherwise transferring shares of Equity Securities (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Dated:
[city, state]
                                         Respectfully submitted,

                                         [Name of Acquirer/Seller] [Address]
                                         [telephone and facsimile]

                                       2

                                    EXHIBIT 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

IN RE:                                         )  CHAPTER 11
                                               )
W. R. GRACE & CO., ET AL.,                     )  CASE NO. 01-1139 (JFK)
                                               )  (JOINTLY ADMINISTERED)
                  DEBTORS.                     )

               NOTICE OF (A) NOTIFICATION PROCEDURES APPLICABLE TO
                    SUBSTANTIAL HOLDERS OF EQUITY SECURITIES
                 AND (B) NOTIFICATION AND HEARING PROCEDURES FOR
                          TRADING IN EQUITY SECURITIES
                          ----------------------------

TO ALL PERSONS OR ENTITIES WITH EQUITY INTERESTS IN W. R. GRACE & CO.:

                  PLEASE TAKE NOTICE that on April 2, 2001 (the "Petition
Date"), W.R. Grace & Co., together with certain of its subsidiaries and affiliates (collectively, the "Debtors"), commenced cases under Chapter 11 of
Title 11 of the United States Code as amended from time to time (the "Bankruptcy
Code").

                  PLEASE TAKE FURTHER NOTICE that on [October 25, 2004], the
United States Bankruptcy Court for the District of Delaware (the "Court")
entered an interim order (the "Order") imposing certain transfer restrictions on equity securities of W. R. Grace & Co. and approving the procedures set forth in the Order (the "Notice Procedures") to preserve the Debtor's net operating losses ("NOLs").

                  ANY SALE OR OTHER TRANSFER OF EQUITY SECURITIES IN W. R. GRACE
& CO. IN VIOLATION OF THE ORDER OR THE NOTICE PROCEDURES SHALL BE NULL AND VOID
AB INITIO AND SHALL CONFER NO RIGHTS ON THE TRANSFEREE.

                  PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the
Notice Procedures shall apply to holding, acquiring and disposing, and any other transfers of EQUITY SECURITIES IN W. R. GRACE & CO.

                  PLEASE TAKE FURTHER NOTICE that any person or entity may
obtain a copy of the Order, the Notice Procedures and the forms of each of the required notices described therein by:

                  1.    Contacting the Clerk's Office for the United States
Bankruptcy Court for the District of Delaware at 824 Market Street, 3rd Floor,
Wilmington, Delaware 19801, 302-252-2900, Monday through Friday during the hours of 8:00 a.m. to 4:00 p.m., excluding Federal Holidays.

                  2.    Contacting Kirkland & Ellis LLP, counsel to the Debtors,
200 E. Randolph Drive, Chicago, Illinois 60601, Attn.: Gregory W. Gallagher,
Esq., 312-861-2087, ggallagher@kirkland.com.

                  PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to the requirements of Rule 3001(e) of the Federal
Rules of Bankruptcy Procedure and applicable securities, corporate and other laws, and do not excuse compliance therewith.

Dated: [city]
       October __, 2004
                               W. R. GRACE & CO., ET AL.

                               By: ___________________________________________

                               Counsel for the Debtors and Debtors in Possession

                                       2